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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  SEPTEMBER 10, 1997

                       BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


            DELAWARE                      333-16233              93-1225376
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State or other jurisdiction of     (Commission File No.)      (I.R.S. Employer
incorporation or organization                                Identification No.)



          C/O BAY VIEW BANK
          1840 GATEWAY DRIVE
        SAN MATEO, CALIFORNIA                              94404
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Address of principal executive offices                    Zip Code



       Registrant's telephone number, including area code: (650) 573-7300


      2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (650) 573-7300
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             (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated August 31, 1997


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                          BAY VIEW 1997 RA-1 AUTO TRUST
                                    BY:   BAY VIEW SECURITIZATION CORPORATION
                                          ORIGINATOR OF TRUST



Dated:  September 24, 1997          By:   /s/ David A. Heaberlin
                                          ----------------------
                                          David A. Heaberlin
                                          Treasurer and Chief Financial Officer

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